Net Loss Per Share	6 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Net Loss Per Share

5.         Net Loss Per Share

Basic earnings per share represents income available to common stockholders divided by the weighted average number of common shares outstanding during the period.  Diluted earnings per share reflects additional common shares that would have been outstanding if potentially dilutive common shares had been issued, as well as any adjustment to income that would result from the assumed conversion.  Potential common shares that may be issued by us relate to outstanding stock options and warrants and convertible debt.   Basic and diluted net loss per share are the same for the three and six months ended March 31, 2012 and 2011, since the effect of the inclusion of all outstanding options, warrants and convertible debt would be anti-dilutive. In addition, the common shares issued as additional collateral are excluded from both these calculations due to the restrictive nature of the agreement and shares.

At the closing of the $8.2 million private placement on April 30, 2012 described in Note 16, holders of convertible promissory notes in the aggregate principal amount of $2,985,000 had converted such principal, together with interest accrued thereon, into approximately 6,546,000 shares of Common Stock.